EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the common stock of HCA Inc. and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing.  In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of October 13, 2009.

KKR MILLENNIUM FUND L.P.

By:	KKR Associates Millennium L.P., its general partner

By:	KKR Millennium GP LLC, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for Henry R. Kravis, Manager

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for George R. Roberts, Manager

KKR ASSOCIATES MILLENNIUM L.P.

By:	KKR Millennium GP LLC, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for Henry R. Kravis, Manager

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for George R. Roberts, Manager

KKR MILLENNIUM GP LLC

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Title: Attorney-in-fact for Henry R. Kravis, Manager

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for George R. Roberts, Manager

KKR 2006 FUND L.P.

By:	KKR Associates 2006 L.P., its general partner

By:	KKR 2006 GP LLC, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for Henry R. Kravis, Manager

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for George R. Roberts, Manager

KKR ASSOCIATES 2006 L.P.

By:	KKR 2006 GP LLC, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for Henry R. Kravis, Manager

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for George R. Roberts, Manager

KKR 2006 GP LLC

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for Henry R. Kravis, Manager

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for George R. Roberts, Manager

OPERF CO-INVESTMENT LLC

By:	KKR Associates 2006 L.P., its manager

By:	KKR 2006 GP LLC, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for Henry R. Kravis, Manager

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for George R. Roberts, Manager

KKR PEI INVESTMENTS, L.P.

By:	KKR PEI Associates L.P., its general partner

By:	KKR PEI GP Limited, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Director

KKR PEI ASSOCIATES L.P.

By:	KKR PEI GP Limited, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Director

KKR PEI GP LIMITED

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Director

KKR PARTNERS III, L.P.

By:	KKR III GP LLC, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Member

KKR III GP LLC

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Member

8 NORTH AMERICA INVESTOR L.P.

By:	KKR Associates 8 NA L.P., its general partner

By:	KKR 8 NA Limited, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Director

KKR ASSOCIATES 8 NA L.P.

By:	KKR 8 NA Limited, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Director

KKR 8 NA LIMITED

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Director

KKR FUND HOLDINGS L.P.

By:	KKR Fund Holdings GP Limited, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Director

KKR FUND HOLDINGS GP LIMITED

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Director

KKR GROUP HOLDINGS L.P.

By:	KKR Group Limited, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Director

KKR GROUP LIMITED

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Director

KKR & CO. L.P.

By:	KKR Management LLC, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for Henry R. Kravis, Designated Member

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for George R. Roberts, Designated Member

KKR MANAGEMENT LLC

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for Henry R. Kravis, Designated Member

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact for George R. Roberts, Designated Member

HENRY R. KRAVIS

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ William J. Janetschek
Name: William J. Janetschek Title: Attorney-in-fact